                                                                    EXHIBIT 10.5

                              INTIRA CORPORATION

                                2000 STOCK PLAN


     1.   Purposes of the Plan.  The purposes of this 2000 Stock Plan are:
          --------------------

          . to attract and retain the best available personnel for positions of substantial responsibility,

          . to provide additional incentive to Employees, Directors and Consultants, and

          .    to promote the success of the Company's business.

          Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Administrator" means the Board or any of its Committees as shall
               -------------
be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "Applicable Laws" means the requirements relating to the
               ---------------
administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

          (c) "Board" means the Board of Directors of the Company.
               -----

          (d) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (e) "Committee" means a committee of Directors appointed by the Board
               ---------
in accordance with Section 4 of the Plan.

          (f) "Common Stock" means the common stock of the Company.
               ------------

          (g) "Company" means Intira Corporation, a Delaware corporation.
               -------

          (h) "Consultant" means any natural person, including an advisor,
               ----------
engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (i) "Director" means a member of the Board.
               --------

          (j) "Disability" means total and permanent disability as defined in
               ----------
Section 22(e)(3) of the Code.

          (k) "Employee" means any person, including Officers and Directors,
               --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91/st/ day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (m) "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (n)  "Incentive Stock Option" means an Option intended to qualify as
                ----------------------
an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (o)  "Inside Director" means a Director who is an Employee.
                ---------------

          (p)  "Nonstatutory Stock Option" means an Option not intended to
                -------------------------
qualify as an Incentive Stock Option.

          (q)  "Notice of Grant" means a written or electronic notice evidencing
                ---------------
certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

          (r)  "Officer" means a person who is an officer of the Company within
                -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s)  "Option" means a stock option granted pursuant to the Plan.
                ------

          (t)  "Option Agreement" means an agreement between the Company and an
                ----------------
Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (u)  "Optioned Stock" means the Common Stock subject to an Option.
                --------------

          (v)  "Optionee" means the holder of an outstanding Option granted
                --------
under the Plan.

          (w)  "Outside Director" means a Director who is not an Employee.
                ----------------

          (x)  "Parent" means a "parent corporation," whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (y)  "Plan" means this 2000 Stock Plan.
                ----

          (z)  "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
                ----------
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (aa) "Section 16(b) " means Section 16(b) of the Exchange Act.
                -------------

          (bb) "Service Provider" means an Employee, Director or Consultant.
                ----------------

          (cc) "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 13 of the Plan.

          (dd) "Subsidiary" means a "subsidiary corporation", whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan. Subject to the provisions of Section 13 of
          -------------------------
the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 2,500,000 Shares plus an annual increase to be added on the first day of the Company's fiscal year, beginning fiscal year 2001, equal to the lesser of (i) 3,000,000 Shares, (ii) 4% of the outstanding shares of Common Stock on such date or (iii) an amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under
             --------
the Plan upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a)  Procedure.
               ---------

               (i)   Multiple Administrative Bodies.  Different Committees
                     ------------------------------
with respect to different groups of Service Providers may administer the Plan.

               (ii)  Section 162(m).  To the extent that the Administrator
                     --------------
determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii) Rule 16b-3. To the extent desirable to qualify transactions
                     ----------
hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv)  Other Administration.  Other than as provided above, the
                     --------------------
Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i)   to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options may be granted hereunder;

               (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

               (iv)  to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

               (viii) to modify or amend each Option (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (ix) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

               (xi) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)  Effect of Administrator's Decision.  The Administrator's
               ----------------------------------
decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Shares issued under the Plan.

     5.   Eligibility.  Nonstatutory Stock Options may be granted to Service
          -----------
Providers.  Incentive Stock Options may be granted only to Employees.

     6.   Limitations.
          -----------

          (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

          (c) The following limitations shall apply to grants of Options:

              (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 250,000 Shares.

          (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 300,000 Shares, which shall not count against the limit set forth in subsection (i) above.

          (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 13.

     7.   Term of Plan.  Subject to Section 19 of the Plan, the Plan shall
          ------------
become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8.   Term of Option.  The term of each Option shall be stated in the Option
          --------------
Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) Exercise Price.  The per share exercise price for the Shares to be
              --------------
issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

              (i)   In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b)  Waiting Period and Exercise Dates.  At the time an Option is
               ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

          (c)  Form of Consideration.  The Administrator shall determine the
               ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i)    cash;

               (ii)   check;

               (iii)  promissory note;

               (iv) other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

               (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               (vii)  any combination of the foregoing methods of payment; or

               (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

Notwithstanding the foregoing, the Administrator may permit an Option to be exercised by delivery of a full-recourse promissory note secured by the purchased shares. All other terms of such promissory note shall be determined by the Administrator in its sole discretion.

     10.  Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Stockholder.  Any Option
               -----------------------------------------------
granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b)  Termination of Relationship as a Service Provider.  If an Optionee
          -------------------------------------------------
ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (c)  Disability of Optionee.  If an Optionee ceases to be a Service
          ----------------------
Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (d)  Death of Optionee.  If an Optionee dies while a Service Provider, the
          -----------------
Option may be exercised following Optionee's death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable by the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee's estate or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Optionee's death. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     11.  Formula Option Grants to Outside Directors.  Outside Directors shall
          ------------------------------------------
automatically be granted Options in accordance with the following provisions:

          (a) All Options granted pursuant to this Section shall be Nonstatutory Stock Options and, except as otherwise provided herein, shall be subject to the other terms and conditions of the Plan.

          (b) Each Outside Director shall be automatically granted an Option to purchase 26,667 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the date of the underwriting agreement is executed and priced in connection with the Company's initial public offering of the Common Stock pursuant to an effective registration statement filed with the Securities and Exchange Commission, or (B) the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

          (c) Each Outside Director shall be automatically granted an Option to purchase 26,667 Shares (a "Subsequent Option") on the four (4) year anniversary of the date of grant of the First Option, and on each fourth anniversary thereafter, provided the Optionee is an Outside Director on each such grant date.

          (d) Notwithstanding the provisions of subsections (b) and (c) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with Section 19 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 19 hereof.

          (e) The terms of a First Option granted pursuant to this Section shall be as follows:

              (i)   the term of the First Option shall be ten (10) years.

              (ii) the First Option shall be exercisable only while the Outside Director remains a Director of the Company.

              (iii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option.

              (iv) subject to Section 13, the First Option shall become exercisable as to one forty-eighth (1/48) of the Shares subject thereto each month after the date of grant, provided that the Optionee continues to serve as a Director on such dates.

          (f) The terms of a Subsequent Option granted hereunder shall be as follows:

               (i)    the term of the Subsequent Option shall be ten (10) years.

               (ii) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company.

               (iii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

               Subject to Section 13 hereof, the Subsequent Option shall become exercisable as to one forty-eighth (1/48) of the Shares subject to the Subsequent Option each month after date of grant, provided Optionee continues to serve as a Director on such dates.

     12.  Limited Transferability of Options.  Unless determined otherwise by
          ----------------------------------
the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

     13.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or
          ------------------------------------------------------------------
Asset Sale.
----------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the number of Shares that may be added annually to the Plan pursuant to Section 3(i), the number of shares subject to First Options and Subsequent Options under Section 11, and the number of shares of Common Stock covered by each outstanding Option as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any

Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (c)  Merger or Asset Sale.  In the event of a merger of the Company
               --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14.  Date of Grant.  The date of grant of an Option shall be, for all
          -------------
purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination.  The Board may at any time amend,
               -------------------------
alter, suspend or terminate the Plan.

          (b)  Stockholder Approval.  The Company shall obtain stockholder
               --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)  Effect of Amendment or Termination.  No amendment, alteration,
               ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     16.  Conditions Upon Issuance of Shares.
          ----------------------------------

          (a) Legal Compliance.  Shares shall not be issued pursuant to the
              ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations.  As a condition to the exercise of an
              --------------------------
Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17.  Inability to Obtain Authority.  The inability of the Company to
          -----------------------------
obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18.  Reservation of Shares.  The Company, during the term of this
          ---------------------
Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19.  Stockholder Approval.  The Plan shall be subject to approval by
          --------------------
the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                              INTIRA CORPORATION

                            2000 STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

     [Optionee's Name and Address]

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number                    _______________________________

     Date of Grant                   _______________________________

     Vesting Commencement Date       _______________________________

     Exercise Price per Share        $______________________________

     Total Number of Shares Granted  _______________________________

     Total Exercise Price            $______________________________

     Type of Option:                 ___ Incentive Stock Option

                                     ___ Nonstatutory Stock Option

     Term/Expiration Date:           _______________________________


     Vesting Schedule:
     ----------------

     This Option shall be exercisable, in whole or in part, in accordance with the following schedule:

     6.25% of the Shares subject to the Option shall vest three months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter on the monthly anniversary date of the Vesting Commencement Date, subject to the Optionee continuing to be a Service Provider on such dates.

     Termination Period:
     ------------------

     This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT
     ---------

     A.   Grant of Option.
          ------------------

          The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     B.   Exercise of Option.
          -------------------

          (a)  Right to Exercise.  This Option shall be exercisable during its
               -----------------
term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

          (b)  Method of Exercise.  This Option shall be exercisable by
               ------------------
delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     C.   Method of Payment.
          ------------------

          Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          1.   cash; or

          2.   check; or

          3. consideration received by the Company from a brokerage firm under a formal cashless exercise program approved by the Company in connection with the Plan; or

          4. surrender of other Shares which (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     D.   Non-Transferability of Option.
          ------------------------------

          This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     E.   Term of Option.
          ---------------

          This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     F.   Tax Obligations.
          ------------------

          1.   Withholding Taxes.  Optionee agrees to make appropriate
               -----------------
arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          2.   Notice of Disqualifying Disposition of ISO Shares.  If the Option
               -------------------------------------------------
granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

     G.   Entire Agreement; Governing Law.
          --------------------------------

          The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     H.   NO GUARANTEE OF CONTINUED SERVICE.
          ----------------------------------

          OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.



OPTIONEE:                               INTIRA CORPORATION

______________________________          ______________________________
Signature                               By

______________________________          ______________________________
Print Name                              Title

______________________________
Residence Address

______________________________

                               CONSENT OF SPOUSE
                               -----------------


     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.


                                             ______________________________
                                              Spouse of Optionee

                                   EXHIBIT A
                                   ---------

                              INTIRA CORPORATION

                            2000 STOCK OPTION PLAN

                                EXERCISE NOTICE


Intira Corporation
5667 Gibraltar Drive
Pleasanton, CA 94588

Attention:  Stock Plan Administrator


     1.   Exercise of Option.  Effective as of today, ________________, _____,
          ------------------
the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Intira Corporation (the "Company") under and pursuant to the 2000 Stock Plan (the "Plan") and the Stock Option Agreement dated, _____ (the "Option Agreement"). The purchase price for the Shares shall be $_____, as required by the Option Agreement.

     2.   Delivery of Payment.  Purchaser herewith delivers to the Company the
          -------------------
full purchase price for the Shares, and any and all withholding taxes due in connection with the exercise of the Option.

     3.   Representations of Purchaser.  Purchaser acknowledges that Purchaser
          ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.   Rights as Shareholder.  Until the issuance (as evidenced by the
          ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

     5.   Tax Consultation.  Purchaser understands that Purchaser may suffer
          ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   Entire Agreement; Governing Law.  The Plan and Option Agreement are
          -------------------------------
incorporated herein by reference. This Exercise Notice Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                           Accepted by:

PURCHASER:                              INTIRA CORPORATION

______________________________          ______________________________
Signature                               By

______________________________          ______________________________
Print Name                              Its

Address:                                Address:
-------                                 -------

______________________________          INTIRA CORPORATION

______________________________          [address]


                                        ______________________________
                                        Date Received

                                   EXHIBIT B
                                   ---------
                               SECURITY AGREEMENT


     This Security Agreement is made as of __________, _____ between Intira Corporation, a Delaware corporation ("Pledgee"), and _________________________ ("Pledgor").

                                    Recitals
                                    --------

     Pursuant to Pledgor's election to purchase Shares under the Option Agreement dated ________ (the "Option"), between Pledgor and Pledgee under Pledgee's 2000 Stock Plan, and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has purchased _________ shares of Pledgee's Common Stock (the "Shares") at a price of $________ per share, for a total purchase price of $__________. The Note and the obligations thereunder are as set forth in Exhibit C to the Option.

     NOW, THEREFORE, it is agreed as follows:

     1.   Creation and Description of Security Interest.  In consideration of
          ---------------------------------------------
the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

          The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2.   Pledgor's Representations and Covenants.  To induce Pledgee to enter
          ---------------------------------------
into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          (a) Payment of Indebtedness.  Pledgor will pay the principal sum of
              -----------------------
the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          (b) Encumbrances.  The Shares are free of all other encumbrances,
              ------------
defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

          (c) Margin Regulations.  In the event that Pledgee's Common Stock is
              ------------------
now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 221 of Title 12 of the Code of Federal Regulations ("Regulation U"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3.   Voting Rights.  During the term of this pledge and so long as all
          -------------
payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4.   Stock Adjustments.  In the event that during the term of the pledge
          -----------------
any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5.   Options and Rights.  In the event that, during the term of this
          ------------------
pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     6.   Default.  Pledgor shall be deemed to be in default of the Note and of
          -------
this Security Agreement in the event:

          (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

          (b) Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

          In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

     7.   Release of Collateral.  Subject to any applicable contrary rules under
          ---------------------
Regulation U, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of

Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

     8.   Withdrawal or Substitution of Collateral.  Pledgor shall not sell,
          ----------------------------------------
withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9.   Term.  The within pledge of Shares shall continue until the payment of
          ----
all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     10.  Insolvency.  Pledgor agrees that if a bankruptcy or insolvency
          ----------
proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

     11.  Pledgeholder Liability.  In the absence of willful or gross
          ----------------------
negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

     12.  Invalidity of Particular Provisions.  Pledgor and Pledgee agree that
          -----------------------------------
the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     13.  Successors or Assigns.  Pledgor and Pledgee agree that all of the
          ---------------------
terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     14.  Governing Law.  This Security Agreement shall be interpreted and
          -------------
governed under the internal substantive laws, but not the choice of law rules, of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


"PLEDGOR"                     _______________________________
                              Signature


                              ________________________________
                              Print Name

                              Address:   ____________________

                                         ____________________



"PLEDGEE"                     INTIRA CORPORATION
                              a Delaware corporation


                              _______________________________
                              Signature


                              _______________________________
                              Print Name


                              _______________________________
                              Title


"PLEDGEHOLDER"                _______________________________
                              Secretary of Intira Corporation

                                   EXHIBIT C
                                   ---------

                                      NOTE


$_______________                              [City, State]

                                              __________________, _____


     FOR VALUE RECEIVED, _____________________ promises to pay to Intira Corporation, a Delaware corporation (the "Company"), or order, the principal sum of _______________________ ($_____________), together with interest on the unpaid principal hereof from the date hereof at the rate of _______________ percent (____%) per annum, compounded semiannually.

     Principal and interest shall be due and payable on _______________, _____. Payment of principal and interest shall be made in lawful money of the United States of America.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is subject to the terms of the Option, dated as of ________________. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

     In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.



                                            ____________________________________
                                            ____________________________________